UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Information Statement

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American Beacon Funds

(Name of Registrant as Specified In Its Charter)

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AMERICAN BEACON MAN LARGE CAP GROWTH FUND

AMERICAN BEACON MAN LARGE CAP VALUE FUND

Each a Series of American Beacon Funds

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

INFORMATION STATEMENT

July 15, 2024

This document is an Information Statement for the shareholders of the American Beacon Man Large Cap Growth Fund (prior to May 1, 2024, the American Beacon Bridgeway Large Cap Growth Fund) (the “Large Cap Growth Fund”) and the American Beacon Man Large Cap Value Fund (prior to May 1, 2024, the American Beacon Bridgeway Large Cap Value Fund) (the “Large Cap Value Fund” and each a “Fund” and together the “Funds”). On March 7, 2024, following a recommendation by American Beacon Advisors, Inc. (“Manager”), the Board of Trustees (“Trustees” or “Board”) of the American Beacon Funds (“Trust”) approved the appointment of Numeric Investors LLC (“Numeric” or the “Sub-Advisor”), an indirect wholly-owned subsidiary of Man Group plc, as the sub-advisor to each Fund.

Prior to May 1, 2024, Bridgeway Capital Management, LLC (“Bridgeway”) served as the sub-advisor to each Fund. Effective after the close of business on April 30, 2024, the Bridgeway Agreement (defined below) was terminated, and Bridgeway ceased to serve as the sub-advisor to the Funds. On May 1, 2024, Numeric commenced managing each Fund’s assets, the name of the American Beacon Bridgeway Large Cap Growth Fund was changed to the American Beacon Man Large Cap Growth Fund and the name of the American Beacon Bridgeway Large Cap Value Fund was changed to the American Beacon Man Large Cap Value Fund. Following the appointment of Numeric, the aggregate management and investment advisory fee rate payable by each Fund to the Manager and the Sub-Advisor is lower.

This Information Statement is being furnished by the Funds in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (“SEC Order”). Pursuant to the SEC Order, the Manager and the Trust, on behalf of the Funds, are permitted to enter into new or modified advisory agreements with existing or new unaffiliated sub-advisors with the approval of the Board, but without approval of Fund shareholders. Accordingly, the Agreement (as defined below) has not been submitted to a vote of shareholders of the Funds.

The purpose of this Information Statement is to provide you with information about Numeric. This Information Statement also discusses the terms of the investment advisory agreement among the Trust, on behalf of the Funds, the Manager and Numeric, dated April 16, 2024 (the “Agreement”). This information is being provided on or about July 15, 2024 to the Funds’ shareholders of record as of June 27, 2024. No action is required of you. We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

INTRODUCTION

The Manager is located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. The Manager serves as each Fund’s investment manager and administrator. In this capacity, the Manager, among other things, develops each Fund’s overall investment strategies, selects and changes sub-advisors to each Fund, allocates assets among sub-advisors, monitors and evaluates the sub-advisor’s investment performance, and monitors the sub-advisor’s compliance with each Fund’s investment objective, policies and restrictions.

The number and dollar value of the issued and outstanding shares of each Fund as of May 31, 2024, are set forth in Appendix A. Please see Appendix B for a listing of shareholders deemed to own beneficially more than 5% of the shares of any class of each Fund as of May 31, 2024. As of that date, the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of beneficial interest of each class, with respect to each Fund.

You may obtain a copy of a Fund’s most recent Annual Shareholder Report and Semi-Annual Shareholder Report, free of charge, by writing to American Beacon Funds at P.O. Box 219643, Kansas City, MO 64121-9643, by calling 1-800-658-5811, or by visiting www.americanbeaconfunds.com, or you may request a copy from your financial intermediary.

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APPOINTMENT OF NUMERIC INVESTORS LLC

At its March 7, 2024 meeting, the Board considered the approval of the Agreement among the Manager, the Trust, on behalf of the Funds, and Numeric.

Prior to the March 7, 2024 meeting, information was provided to the Board by the Sub-Advisor in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Agreement. The Board also received information from the Manager in connection with the Board’s consideration of the Agreement, and the Investment Committee of the Board met with representatives of the Sub-Advisor.

Provided below is an overview of the primary factors the Board considered at its March 7, 2024 meeting at which the Board considered the approval of the Agreement. In determining whether to approve the Agreement, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services to be provided; (2) simulated performance of the strategy proposed by Numeric for each Fund; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Funds with the prior sub-advisor, and contracts entered into by the Sub-Advisor with other clients; and (6) any other benefits anticipated to be derived by the Sub-Advisor from its relationship with the Funds.

The Board did not identify any particular information that was most relevant to its consideration of the Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Agreement were reasonable and fair and that the approval of the Agreement was in the best interests of the Funds.

Nature, Extent and Quality of the Services to Be Provided by the Sub-Advisor. The Board considered information regarding the Sub-Advisor’s principal business activities and overall capabilities to perform the services under the Agreement. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing each Fund. The Board also considered the Sub-Advisor’s investment resources, infrastructure and the adequacy of its compliance program. The Board also took into consideration the Manager’s recommendation of the Sub-Advisor. The Board considered the Sub-Advisor’s representation that its current and projected staffing levels were adequate to service the Funds. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by the Sub-Advisor were appropriate for the Funds in light of each Fund’s investment objective, and, thus, supported a decision to approve the Agreement.

Performance of the Sub-Advisor. The Board considered the Sub-Advisor’s representation that it did not manage any client accounts in the strategy of either Fund. Accordingly, the Board evaluated the information provided by the Sub-Advisor regarding the simulated performance of the strategy proposed for each Fund reflecting how the strategy may have performed over various periods ended December 31, 2023 relative to the performance of each Fund’s benchmark index. The Board considered that the Sub-Advisor’s large cap value strategy would have outperformed the benchmark index for the 1-year, 3-year, 5-year and since inception periods for the Large Cap Value Fund, and the Sub-Advisor’s large cap growth strategy would have outperformed the benchmark index for the 3-year, 5-year and since-inception periods, but underperformed for the 1-year period for the Large Cap Growth Fund. The Board also considered representations made by the Sub-Advisor regarding the assumptions made to calculate the simulated performance results, which would cause the simulated performance results to differ from actual results that may be achieved by the Fund.

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Comparisons of the Amounts to Be Paid Under the Agreement with Those Under Contracts Between the Funds and the Prior Sub-Advisor, and the Sub-Advisor and Its Other Clients. In evaluating the Agreement, the Board reviewed the proposed advisory fee rates for services to be performed by the Sub-Advisor on behalf of the Funds. The Board considered that, at all asset levels, the advisory fee rates were less than the advisory fee rates paid by each Fund to the prior sub-advisor, and that the Sub-Advisor did not manage any client accounts in the strategy of either Fund. The Board considered that, as with the agreement among the Manager, the Trust, on behalf of the Funds, and the Funds’ prior sub-advisor, the Sub-Advisor’s investment advisory fee rates under the Agreement would be paid to the Sub-Advisor by each Fund. After evaluating this information, the Board concluded that the Sub-Advisor’s advisory fee rates under the Agreement were reasonable in light of the services to be provided to the Funds.

Costs of the Services to Be Provided and Profits to Be Realized by the Sub-Advisor and Its Affiliates from Its Relationship with the Funds. The Board did not consider the costs of the services to be provided and any profits to be realized by the Sub-Advisor from its relationship with the Funds, noting instead the arm’s-length nature of the relationship between the Manager and the Sub-Advisor with respect to the negotiation of the advisory fee rates on behalf of the Funds.

Economies of Scale. The Board considered the Sub-Advisor’s representation that it believes that the proposed advisory fee rate schedule for the Funds, which includes breakpoints, reflects potential economies of scale for the benefit of each Fund’s investors.

Benefits to Be Derived by the Sub-Advisor from Its Relationship with the Funds. The Board considered that the Sub-Advisor may benefit from soft dollar credits for third-party research that may accrue to it because of the Sub-Advisor’s relationship with the Funds. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Sub-Advisor by virtue of its relationship with the Funds appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Funds, the Manager or the Sub-Advisor, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rates are fair and reasonable and the approval of the Agreement is in the best interests of each Fund and approved the Agreement.

DESCRIPTION OF THE NUMERIC INVESTMENT ADVISORY AGREEMENT AND COMPARISON TO THE BRIDGEWAY AGREEMENT

The Agreement among Numeric, the Trust, on behalf of the Funds, and the Manager, dated April 16, 2024, will continue in effect for an initial term of two years. After the initial two-year term, the Agreement will continue in effect only if it is approved annually in conformity with the requirements of the 1940 Act (and any related rules, regulations, orders, exemptions and interpretations thereunder) (i.e., by the Board or by the vote of the shareholders of a majority of the outstanding shares of a Fund, and also, in either event, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party).

Under the Agreement, Numeric manages each Fund’s assets, which are allocated solely to Numeric by the Manager. The Manager may change the amount of assets allocated to Numeric at any time. Numeric has discretion, pursuant to the Agreement, to purchase and sell securities in accordance with each Fund’s objectives, policies and limitations, and the more specific investment guidelines or restrictions provided by the Manager. The Manager will make investment decisions with respect to the assets that Numeric determines should be invested in short-term money market instruments. Numeric is subject to general supervision by the Board and officers of the Funds and the Manager.

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The advisory fee paid to Numeric under the Agreement is lower at all asset levels than the advisory fee rate paid to Bridgeway under the prior investment advisory agreement among Bridgeway, the Trust, on behalf of the Funds, and the Manager (“Bridgeway Agreement”). Accordingly, the effective advisory fee rate that each Fund pays to Numeric under the Agreement is lower than the effective advisory fee rate that each Fund paid to Bridgeway under the Bridgeway Agreement. The following table shows the aggregate investment advisory fees paid by each Fund to Bridgeway during the fiscal year ended December 31, 2023 pursuant to the Bridgeway Agreement:

Fund	Aggregate Sub-Advisory Fees Paid by a Fund to Bridgeway	Aggregate Sub-Advisory Fees Paid by the Adviser to Bridgeway as a % of Average Net Assets of the Fund
American Beacon Man Large Cap Growth Fund	$653,294	0.40%
American Beacon Man Large Cap Value Fund	$1,446,767	0.38%

The following table shows the aggregate investment advisory fees that would have been paid had Numeric served as the Sub-Advisor to the Funds under the Agreement during the fiscal year ended December 31, 2023, and the difference in these fees from the fees paid to Bridgeway:

Fund	Aggregate Sub-Advisory Fees that Would Have Been Paid by a Fund to Numeric	Aggregate Sub-Advisory Fees that Would Have Been Paid by a Fund to Numeric as a % of Average Net Assets of the Fund	Difference Between the Sub-Advisory Fee Paid to Bridgeway and the Fee that Would Have Been Paid to Numeric, in Dollars and as a % of Average Net Assets of the Fund	Percentage Decrease in Sub-Advisory Fee Paid to Numeric as Compared to Sub-Advisory Fee Paid to Bridgeway
American Beacon Man Large Cap Growth Fund	$326,497	0.20%	$326,797 0.20%	50%
American Beacon Man Large Cap Value Fund	$747,395	0.20%	$699,372 0.18%	48%

The Agreement provides that Numeric will indemnify the Manager and its affiliated persons for certain liabilities resulting from Numeric’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and/or duties arising under the Agreement. The Agreement will automatically and immediately terminate upon its assignment and may be terminated without penalty at any time by the Manager, or by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of a Fund, each on not less than thirty days’ nor more than sixty days’ written notice to Numeric. Numeric may terminate the Agreement at any time without penalty upon sixty days’ written notice to a Fund.

The terms of the Agreement are substantially similar to the terms of the Bridgeway Agreement, other than the identity of the sub-advisor, the investment advisory fee rate and the effective date. However, the Agreement incorporates certain different and additional provisions, including as set forth below:

•	Anti-Money Laundering (“AML”) Representations. The Agreement includes representations that the Trust has implemented AML policies and procedures, and that the Manager, among other matters, is
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not named on any available lists of known or suspected terrorists terrorist organizations or other sanctioned persons issued by the U.S. government, including the list of specially designated nationals and blocked persons administered by the U.S. Department of Treasury’s Office of Foreign Assets Control, as such list may be amended from time to time. There is no comparable provision in the Bridgeway Agreement.

•	Duties of Numeric. The Agreement provides that Numeric is authorized, on behalf of the Funds, and consistent with the investment discretion delegated to Numeric in the Agreement, to negotiate the terms of any documents including, without limitation, futures and options transactions, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, and other investment related agreements (“Investment Agreements”) required to meet the obligations of the Trust with respect to any investments made for the Funds. This authorization is more detailed than the one included in the Bridgeway Agreement. Numeric also has the authority to make all elections required in such Investment Agreements, receive all related notices from and provide notices to brokers or other counterparties and transact in futures contracts and options on futures contracts on margin, in accordance with the Agreement.
•	Affiliate Company Resources. The Agreement makes explicit that Numeric shall not delegate its rights, duties or obligations under the Agreement with respect to its discretionary investment and advisory functions without the prior written consent of the Manager and the Trust. However, Numeric may perform any of its duties, rights, powers, function and obligations with respect to activities other than discretionary investment and advisory functions through one or more of its affiliates (including their respective directors, officers and employees) without the consent of the Manager or the Trust, provided that Numeric (i) remains responsible to the Manager and the Trust for its obligations under the Agreement; (ii) is responsible for ensuring that any such affiliate complies with the terms of the Agreement; and (iii) compensates the affiliate out of the fees it receives under the Agreement. There was no comparable provision in the Bridgeway Agreement.
•	Proxy Voting; Legal Actions and Class Actions. Under the Agreement, the Manager has reserved the right to exercise voting rights on any assets held in the Funds, upon notice to the Adviser. Additionally, the Agreement requires Numeric to provide the Manager with notice of, and reasonable assistance with, any adversarial proceeding, bankruptcy or other litigation against or involving a current or former financial instrument held in a Fund’s portfolio. There were no comparable provisions in the Bridgeway Agreement.
•	Compensation. The Agreement makes explicit that Numeric will bear the expenses that Numeric incurs in providing services to the Funds. The Agreement also provides for Numeric, upon the Manager’s request, to reimburse the Manager for costs associated with certain supplements to the Funds’ prospectus and statement of additional information (“SAI”), and necessary board approvals or proxy expenses related to those changes, including changes to Numeric’s structure, key investment personnel, investment style or management or a change in control. There was no comparable provision in the Bridgeway Agreement.
•	Compliance Requirements. The Agreement makes explicit certain compliance obligations that were not stated in the Bridgeway Agreement. Among other things, the Agreement explicitly requires that Numeric (i) comply with all statutory and regulatory requirements relating to derivatives transactions entered into by Numeric for or on behalf of the Funds, including providing records to the Manager in order for the Manager and the Fund to be in compliance with applicable rules; (ii) provide certifications to the Manager regarding, among other matters, Numeric’s code of ethics and compliance program and to support the certifications required to be made by the Trust’s officer in connection with the preparation and filing of the Trusts reports on Form N-CSR; and (iii) provide periodic and special reports to the Manager concerning, among other matters, the transactions and performance of each Fund.
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•	Exclusivity Provision. The Agreement provides that the services of the Adviser to the Trust are not deemed to be exclusive, and states that the Adviser and its directors, officers, employees and affiliates are free to provide similar services to others so long as its services to the Trust and Manager are not impaired thereby. The Bridgeway Agreement prohibited Bridgeway from providing investment advisory or subadvisory services to registered investment companies that primarily invest in or officer a product with a similar investment objective and strategy to the Funds, or any successor Fund, subject to certain exceptions.
•	Notification Requirements. Certain provisions of the Agreement were not included in the Bridgeway Agreement. Specifically, among other things, the Agreement requires that Numeric promptly notify the Manager of any material change to Numeric’s trading model, Numeric’s management of the Funds or principal risks, as disclosed in a Fund’s prospectus or SAI, the roles and responsibilities of any personnel of Numeric named in a Fund’s prospectus or SAI or any other material matter that may require disclosure to the Board and/or shareholders of the Funds. Conversely, the Bridgeway Agreement required the Manager to notify Bridgeway of any action taken by Bridgeway that the Manager deemed to constitute the basis of noncompliance or nonperformance of the Bridgeway agreement, provide Bridgeway with reasonable advance notice of any change in a Fund’s investment objective, policies and procedures as disclosed in the prospectus or SAI, and obligated Bridgeway to manage the Fund in a manner consistent with the changes.

INFORMATION ABOUT NUMERIC

Numeric, located at 200 Pier 4 Boulevard, Fifth Floor, Boston, MA, 02210, a Delaware limited liability company, is a registered investment advisory firm formed in 1989. Numeric is wholly-owned by Man Investment Holdings Inc., located at 4001 Kennett Pike, Suite 302, Wilmington DE 19807. Man Investment Holdings Inc. is wholly-owned by Man Investments USA Holdings Inc., located at 4001 Kennett Pike, Suite 302, Wilmington DE 19807, which is in turn wholly-owned by Man Investments Holdings (Netherlands) B.V., located at Beurs – World Trade Center, Beursplein 37, 3011 AA, Rotterdam, a wholly-owned subsidiary of Man Group Holdings Limited. Man Group Holdings Limited, located at Riverbank House, 2 Swan Lane, London, EC4R 3AD, is wholly-owned by Man Worldwide Operations Management Limited, located at 22 Grenville Street, St Helier, Jersey, JE4 8PX, which is a wholly-owned subsidiary of Man Group Treasury Limited, located at 22 Grenville Street, St Helier, Jersey, JE4 8PX, which, in turn, is a wholly-owned subsidiary of Man Group plc, located at 22 Grenville Street, St Helier, Jersey, JE4 8PX, and is a publicly traded company.

As of March 31, 2024, Numeric had approximately $44.1 billion in assets under management.

The following table provides the name and principal occupation of the principal executive officers and directors of Numeric. The address of each of the principal executive officers and directors as it relates to that person’s position with Numeric is 200 Pier 4 Boulevard, Fifth Floor, Boston, MA.

Name	Principal Occupation*
Gregory C. Bond	President & Chief Executive Officer
Heidi G. Roderick	Vice President and Chief Operating Officer
Daniel M. Taylor	Chief Investment Officer
Nadine Le Gall	Chief Compliance Officer
Solomon E. Kuckelman	Secretary
*	None of the principal executive officers and directors of Numeric listed above have principal employment other than their respective positions with Numeric or positions with Numeric affiliates.

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The following table provides the name and address of all parents of Numeric and the basis of control of each parent by its immediate parent.

Name	Address	Basis of Control	If Partnership, Largest General Partnership Interests	If Corporation, % of Voting Securities Owned by Immediate Parent
Man Investments Holdings Inc.	4001 Kennett Pike, Suite 302, Wilmington DE 19807	Parent Company	N/A	100%
Man Investments USA Holdings Inc. (USA)	4001 Kennett Pike, Suite 302, Wilmington DE 19807	Ownership in Parent Company	N/A	100%
Man Investments Holdings (Netherlands) B.V.	Beurs – World Trade Center, Beursplein 37, 3011 AA, Rotterdam	Ownership in Man Investments USA Holdings Inc. (USA)	N/A	100%
Man Group Holdings Limited	Riverbank House, 2 Swan Lane, London, EC4R 3AD	Ownership in Man Investments Holdings (Netherlands) B.V.	N/A	100%
Man Worldwide Operations Management Limited	22 Grenville Street, St Helier, Jersey, JE4 8PX	Ownership in Man Group Holdings Limited	N/A	100%
Man Group Treasury Limited	22 Grenville Street, St Helier, Jersey, JE4 8PX	Ownership in Man Worldwide Operations Management Limited	N/A	100%
Man Group plc	22 Grenville Street, St Helier, Jersey, JE4 8PX	Ownership in Man Group Treasury Limited	N/A	100%

Numeric does not serve as an investment adviser or sub-advisor to any registered investment company which has investment objective(s) and strategies similar to the investment objective(s) and strategies of the Funds.

INFORMATION ABOUT bRIDGEWAY

Prior to May 1, 2024, the assets of each Fund were allocated to Bridgeway, though the Manager directed the investment of Fund assets that Bridgeway determined should be allocated to short-term

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investments. Effective after the close of business on April 30, 2024, the Bridgeway Agreement was terminated in connection with a determination by the Board, upon the recommendation of the Manager, that such termination was in the best interests of each Fund. On May 1, 2024, Numeric commenced managing each Fund’s assets.

Principal Underwriter and Affiliated Brokers

Resolute Investment Distributors, Inc., located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, is the Funds’ principal underwriter.

During the fiscal year ended December 31, 2023, the Funds did not pay any brokerage commissions to affiliated brokers.

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AMERICAN BEACON MAN LARGE CAP GROWTH FUND

AMERICAN BEACON MAN LARGE CAP VALUE FUND

Each a Series of American Beacon Funds

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

July 15, 2024

This communication presents only an overview of the more complete Information Statement that is available to you on the Internet or by mail relating to the American Beacon Man Large Cap Growth Fund (prior to May 1, 2024, the American Beacon Bridgeway Large Cap Growth Fund) and the American Beacon Man Large Cap Value Fund (prior to May 1, 2024, the American Beacon Bridgeway Large Cap Value Fund) (each a “Fund” and together the “Funds”), each a series of American Beacon Funds (“Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

On March 7, 2024, following a recommendation by American Beacon Advisors, Inc. (“Manager”) to do so, the Board of Trustees (“Trustees” or “Board”) of the Trust approved the appointment of Numeric Investors LLC (“Numeric” or the “Sub-Advisor”), an indirect wholly-owned subsidiary of Man Group plc, as the sub-advisor to the Fund. Effective after the close of business on April 30, 2024, Bridgeway Capital Management, LLC (“Bridgeway”) ceased to serve as the sub-advisor to the Funds, and on May 1, 2024, Numeric began managing each Fund’s assets. The aggregate management and investment advisory fee rate payable by each Fund to the Manager and the Sub-Advisor is lower.

Additional information about the Manager, Numeric, the investment advisory agreement among Numeric, the Manager, and the Trust, on behalf of the Funds, dated April 16, 2024 (“Agreement”), and the Board’s approval of the Agreement is contained in the Information Statement.

Pursuant to an exemptive order that the Trust has received from the Securities and Exchange Commission, the Manager and the Trust, on behalf of the Funds, are permitted to enter into new or modified advisory agreements with existing or new unaffiliated sub-advisors with the approval of the Board, but without approval of Fund shareholders. No action is required of you. Therefore, We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

This Notice of Internet Availability of the Information Statement (“Notice”) is being provided on or about July 15, 2024 to the Funds’ shareholders of record as of June 27, 2024. The Funds will bear the expenses incurred in connection with preparing and delivering this notification. By sending this Notice, the Funds and the Trust are notifying you that they are making the Information Statement available to you online in lieu of mailing or sending you an email with a copy. You may print and view the full Information Statement and each Fund’s most recent Annual and Semi-Annual Shareholder Reports on the Internet at www.americanbeaconfunds.com. The Information Statement will be available on the website for at least 90 days after the date of this Notice. A paper or email copy of the Information Statement and/or each Fund’s most recent Annual and Semi-Annual Shareholder Reports may be obtained, without charge, by contacting the Funds by phone at 1-800-658-5811, on the internet at www.americanbeaconfunds.com or by e-mail at americanbeaconfunds@ambeacon.com. If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one by October 21, 2024. If you have any questions about this Notice, please contact your financial advisor (if applicable) or contact the Funds at the phone number provided above.

As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified a Fund or their financial intermediary of their desire to receive multiple copies of the shareholder reports and other materials that the Fund sends. If you would like to receive an additional copy of this Notice, contact your financial intermediary or the Trust by writing

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to the Trust’s address or calling the telephone number shown above. The Trust will promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request to their financial intermediaries or the Trust as indicated.

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APPENDIX A

AMERICAN BEACON MAN LARGE CAP GROWTH FUND

AMERICAN BEACON MAN LARGE CAP VALUE FUND

OUTSTANDING SHARES AND DOLLAR VALUE

(AS OF MAY 31, 2024)

American Beacon Man Large Cap Growth Fund	A Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
Outstanding Shares	64,339.569	38,609.677	166,005.091	346,902.750	2,557,647.637	2,586,042.611
Dollar Value	$2,155,375.57	$1,176,822.96	$5,674,054.00	$12,020,180.29	$88,187,150.05	$86,063,399.98

American Beacon Man Large Cap Value Fund	A Class	C Class	Y Class	R6 Class	R5 Class	Investor Class
Outstanding Shares	837,607.417	504,743.563	3,500,365.854	987,405.616	3,440,219.395	2,094,427.631
Dollar Value	$20,806,168.23	$11,967,469.88	$87,999,197.64	$24,922,117.76	$86,968,746.30	$52,444,467.87
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APPENDIX B

AMERICAN BEACON MAN LARGE CAP GROWTH FUND

AMERICAN BEACON MAN LARGE CAP VALUE FUND

BENEFICIAL OWNERS OF 5% OR MORE OF SHARES

AS OF MAY 31, 2024

AMERICAN BEACON MAN LARGE CAP GROWTH FUND – A CLASS
Shareholder Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901*	8,763.65	13.62%
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091*	31,727.08	49.31%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001*	10,794.50	16.78%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100*	8,044.99	12.50%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523*	4,922.82	7.65%
AMERICAN BEACON MAN LARGE CAP GROWTH FUND – C CLASS
Shareholder Address	Number of Shares	% of Class
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091*	13,965.83	36.17%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001*	3,386.04	8.77%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100*	20,621.15	53.41%
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AMERICAN BEACON MAN LARGE CAP GROWTH FUND – Y CLASS
Shareholder Address	Number of Shares	% of Class
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091*	124,239.51	74.84%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100*	27,031.30	16.28%
AMERICAN BEACON MAN LARGE CAP GROWTH FUND – R6 CLASS
Shareholder Address	Number of Shares	% of Class
VRSCO FBO VTC CUST TTEE FBO COASTAL PLAINS COM MHMR CENT 401(A) 2727-A ALLEN PARKWAY, 4-D1 HOUSTON TX 77019-2107*	55,932.64	16.12%
JPMORGAN CHASE BANK NA CUST FBO TIAA SEPARATE ACCOUNT VA3 4 CHASE METROTECH CTR FL 4TH BROOKLYN NY 11245-0003	290,970.10	83.88%
AMERICAN BEACON MAN LARGE CAP GROWTH FUND – R5 CLASS
Shareholder Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901*	766,044.83	29.95%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965*	228,367.48	8.93%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995*	488,878.55	19.11%
VANGUARD BROKERAGE SERVICES BIN 11111111 100 VANGUARD BLVD MALVERN PA 19355-2331*	173,241.71	6.77%
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AMERICAN BEACON MAN LARGE CAP GROWTH FUND – INVESTOR CLASS
Shareholder Address	Number of Shares	% of Class
VALIC 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7100*	2,492,874.65	96.40%

AMERICAN BEACON MAN LARGE CAP VALUE FUND – A CLASS
Shareholder Address	Number of Shares	% of Class
AMERICAN ENTERPRISE INV SVCS 707 2ND AVE S MINNEAPOLIS MN 55402-2405*	87,883.74	10.49%
CHARLES SCHWAB & CO INC SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901*	88,661.90	10.59%
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091*	77,495.90	9.25%
MERRILL LYNCH PIERCE FENNER & SMITH INC (HOUSE ACCOUNT) THE AMERICAN BEACON FUNDS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484*	61,556.65	7.35%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965*	46,057.80	5.50%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995*	44,632.92	5.33%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001*	77,703.37	9.28%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100*	69,210.70	8.26%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523*	141,689.30	16.92%
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AMERICAN BEACON MAN LARGE CAP VALUE FUND – C CLASS
Shareholder Address	Number of Shares	% of Class
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091*	143,412.60	28.41%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995*	108,645.50	21.52%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001*	29,416.82	5.83%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100*	51,092.06	10.12%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761*	25,283.40	5.01%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523*	76,469.42	15.15%
AMERICAN BEACON MAN LARGE CAP VALUE FUND – Y CLASS
Shareholder Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 Montgomery Street SAN FRANCISCO CA 94104-4151*	262,516.07	7.50%
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091*	1,317,705.11	37.64%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995*	384,456.68	10.98%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001*	415,516.30	11.87%
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UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761*	297,033.61	8.49%
AMERICAN BEACON MAN LARGE CAP VALUE FUND – R6 CLASS
Shareholder Address	Number of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	561,559.79	56.87%
JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	348,451.23	35.29%
AMERICAN BEACON MAN LARGE CAP VALUE FUND – R5 CLASS
Shareholder Address	Number of Shares	% of Class
CHARLES SCHWAB CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151*	332,076.68	9.65%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	726,563.91	21.12%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002*	234,681.33	6.82%
STATE STREET BANK TTEE CUSTODIAN CUST FBO ADP ACCESS 401K PLAN 401(K) PLAN 1 LINCOLN STREET BOSTON MA 02111-2901	597,237.29	17.36%
AMERICAN BEACON MAN LARGE CAP VALUE FUND – INVESTOR CLASS
Shareholder Address	Number of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUST A/C EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151*	663,335.10	31.67%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	992,042.80	47.37%

*	Denotes record owner of Fund shares only.
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